Exhibit 10.32

SECOND AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                Second Amendment dated as of December 31, 2000 to the Fourth Amended and Restated Credit Agreement (the “Amendment”), by and among HPSC, INC., a Delaware corporation (the “Borrower”), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the “Guarantor” or “ACFC”), FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the “Banks”), and Fleet National Bank as agent for the Banks (in such capacity, the “Agent”), amending certain provisions of the Fourth Amended and Restated Credit Agreement dated as of May 12, 2000 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantor, the Banks and the Agent.  Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

                WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

                NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                §1.          Amendment to Section 1 of the Credit Agreement.

                (a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

                Newco Transaction Costs means:

                (a)           swap breakage costs not exceeding $4,000,000 which resulted from unwinding the swaps in place immediately prior to the closing under the Newco Facility Documents;

                (b)           capitalized debt origination costs not exceeding $3,200,000 consisting of investment banking fees, legal costs and rating agency fees associated with the transaction contemplated by the Newco Facility Documents; and

                (c)           re-acquisition and re-sale costs not exceeding $3,100,000 which are non-cash expenses for financial statement purposes that reflect the re–acquisition of assets previously recognized for FAS 125 purposes and re-selling such assets into the transaction contemplated by the Newco Facility Documents.

                §2.          Amendment to Section 11 of the Credit Agreement.  Section 11 of the Credit Agreement is hereby amended by adding the following provision to the end thereof:

For purposes of determining compliance with Sections 11.1, 11.2 and 11.3 for the fiscal quarters ending December 31, 2000 and March 31, 2001, the Newco Transaction Costs shall be excluded from such calculation.  With respect to each such quarter, each compliance certificate delivered pursuant to Section 9.4(c) shall show the amounts and categories of adjustments necessary to exclude such Newco Transaction Costs from the relevant financial statements of the Borrower and its Subsidiaries in a manner satisfactory to the Agent.

                §3.          Conditions to Effectiveness.  This Amendment shall not become effective until the Agent receives (a) a counterpart of this Amendment, executed by the Borrower, the Guarantor and the Majority Banks, (b) a $2,500 work fee for the account of each Bank which has executed this Amendment and (c) such other documents as the Agent may request.

                §4.          Representations and Warranties.  The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

                §5.          Ratification Etc.  Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

                §6.          No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks.

                §7.          Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

                §8.          Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

HPSC, INC.

By:	/s/ Rene Lefebvre
Name:	Rene Lefebvre
Title:	V.P., CFO

FLEET NATIONAL BANK, individually and as Agent

By:	/s/ Katherine S. Steiger
Name:	Katherine S. Steiger
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Eric S. Christensen
Name:	Eric S. Christensen
Title:	Vice President

NATIONAL BANK OF CANADA

By:	/s/ A. Keith Broyles
Name:	A. Keith Broyles
Title:	Vice President, Manager

By:	/s/ Peter F. Smith
Name:	Peter F. Smith
Title:	Vice President

FIRST MASSACHUSETTS BANK, N.A.
(f/k/a Family Bank, FSB)

By:	/s/ Jon R. Sundstrom
Name:	Jon R. Sundstrom
Title:	Sr. Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ David Farwell
Name:	David Farwell
Title:	Vice President

Ratification by Guarantor

                The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment as of December 31, 2000 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 4 to Security Documents, dated as of May 12, 2000, and each of the other Security Documents to which it is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

AMERICAN COMMERCIAL
FINANCE CORPORATION

By:	/s/ Rene Lefebvre
Name:	Rene Lefebvre
Title:	Vice President